EXHIBIT 23.4





                          PENNSYLVANIA ELECTRIC COMPANY

                       CONSENT OF INDEPENDENT ACCOUNTANTS






We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-3  (Nos.  333-62295,  333-62295-01  and  333-62295-02)  of
Pennsylvania Electric Company of our report dated February 28, 2003 relating to the consolidated financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 28, 2003 relating to the financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Cleveland, Ohio
March 24, 2003